EXHIBIT 24.1

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of D.H. Burney and Paul G. Renaud his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and to file a Registration Statement on Form S-8 (or such other Form as may be appropriate) in connection with the registration of Common Shares of the Registrant and any and all amendments (including post-effective amendments) to any such Registration Statement on Form S-8 with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done in the premises. This power of attorney may be executed in counterparts.



Signature                            Title                         Date
---------                            -----                         ----

/s/ D.H. Burney
--------------------------------     President and Chief        7/26/02
D.H. Burney                          Executive Officer
                                     and Director (Principal
                                     Executive Officer)
/s/ John A. Craig
--------------------------------     Director                   7/26/02
John A. (Ian) Craig

/s/ Richard J. Currie
--------------------------------     Director                   7/26/02
Richard (Dick) J. Currie, C.M.

/s/ R. Fraser Elliott
--------------------------------     Director                   7/26/02
R. Fraser Elliott, C.M., Q.C

/s/ H. Garfield Emerson
--------------------------------     Director                   7/26/02
H. Garfield Emerson, Q.C.

/s/ Anthony S. Fell
--------------------------------     Director                   7/26/02
Anthony S. Fell

/s/ James A. Grant
--------------------------------     Director                   7/26/02
The Honourable James A. Grant,
P.C., Q.C.


--------------------------------     Director
James F. Hankinson


/s/ E. Randolph Jayne II
--------------------------------     Director                   7/26/02
E. Randolph (Randy) Jayne II

/s/ James W. McCutcheon
--------------------------------     Director                   7/26/02
James W. McCutcheon, Q.C.

--------------------------------     Director
George K. Petty

/s/ Paul G. Renaud                                              7/26/02
--------------------------------     Executive Vice President, Chief
Paul G. Renaud                       Financial Officer and Secretary
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)


--------------------------------     Director
Lawrence N. Stevenson

/s/ Lynton R. Wilson                                            7/26/02
--------------------------------     Chairman of the Board of Directors
Lynton R. Wilson